AEGON/TRANSAMERICA SERIES TRUST
Van Kampen Large Cap Core
Supplement dated August 2, 2007, to the Statement of Additional Information dated May 1, 2007
The following supplements and amends certain information in the Statement of Additional Information on page D-25 of “Appendix D — Portfolio Manager Information”:
As of July 16, 2007, Devin E. Armstrong, portfolio manager of the value portion of Van Kampen Large Cap Core, also managed 16 registered investment companies with a total of approximately $34 billion in assets, two pooled accounts with assets of approximately $1.1 billion and 14,609 other accounts with assets of approximately $3.1 billion. None of these accounts have an advisory fee based on the performance of the account.
As of July 16, 2007, James N. Warwick, portfolio manager of the value portion of Van Kampen Large Cap Core, also managed 16 registered investment accounts with assets of approximately $34 billion, two pooled accounts with assets of approximately $1.1 billion and 14,609 other accounts with assets of approximately $3.1 billion. None of these accounts have an advisory fee based on the performance of the account.
The following supplements and amends certain information in the Statement of Additional Information on page D-27 of “Appendix D — Portfolio Manager Information”:
Ownership of Securities
As of December 31, 2006, Dennis P. Lynch, David S. Cohen, and Sam Chainani, portfolio managers of Van Kampen Mid-Cap Growth and the equity portion of Van Kampen Large Cap Core, did not beneficially own any shares in the funds. As of December 31, 2006, B. Robert Baker, Jason Leder, and Kevin Holt, portfolio managers of the value portion of Van Kampen Large Cap Core, did not beneficially own any shares in the fund. As of July 16, 2007, Devin E. Armstrong and James N. Warwick, portfolio managers of the value portion of Van Kampen Large Cap Core, did not beneficially own any shares in the fund.
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Investors Should Retain This Supplement for Future Use